EXHIBIT 32




                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of F.N.B. Corporation (the "Company") on Form 10-Q for the quarterly period ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Gary L. Tice, President and Chief Executive Officer of the Company, and Thomas E. Fahey, Executive Vice President and Chief Financial Officer do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




By:      /s/Gary L. Tice
         ------------------------------------
         Gary L. Tice
         President and Chief Executive Officer
         August 14, 2003



         /s/Thomas E. Fahey
         ------------------------------------
         Thomas E. Fahey
         Executive Vice President and
         Chief Financial Officer
         August 14, 2003